Financial Risk Management Objectives and Policies	12 Months Ended
Jun. 30, 2026
Notes and other explanatory information [Abstract]
Financial Risk Management Objectives and Policies
27.	Financial Risk Management Objectives and Policies

The Company’s principal financial liabilities comprise convertible notes, promissory notes and borrowings, related party loans, lease liabilities, and trade and other payables. The main purpose of these financial liabilities is to finance the Company’s operations. The Company’s principal financial assets include trade and other receivables and cash and cash equivalents that derive directly from its operations.

The main risks arising from the Company’s financial instruments are market risk, liquidity risk and credit risk. The Board of Directors reviews and agrees policies for managing each of these risks which are summarized below:

Market risk

Market risk is the risk that the fair value or future cash flows of a financial instrument will fluctuate because of changes in market prices. Market risk comprises three types of risk: interest rate risk, currency risk and other price risk, such as equity price risk and commodity risk. The sensitivity analyses in the following sections relate to the position as at June 30, 2026, 2025, and 2024.

The Company was exposed to equity price risk through its derivative warrant liabilities. As of June 30, 2026, a 10% change in the share price would impact profit or loss by approximately AUD$2.2 million. This exposure was subsequently eliminated upon the cancellation of all PIPE warrants in August 2026.

Interest rate risk

The Company’s main interest rate risk arises from borrowings with variable interest rates, which expose the Company to cash flow interest rate risk. As of June 30, 2026, 2025, and 2024, the nominal amounts of borrowings from credit institutions with floating interest rates attributable to continuing operations were AUD$0, AUD$6,472,137, and AUD$6,030,484, respectively. As of June 30, 2026, all legacy bank borrowings associated with the discontinued Australian Oilseeds Business were classified as liabilities held for sale and excluded from the borrowings attributable to continuing operations disclosed above (refer to Note 4). Management closely monitors the effects of changes in interest rates on the Company’s interest rate risk exposures but does not currently undertake any hedging activities to mitigate such risks. Interest rate risk associated with these borrowings is considered limited given their short-term duration.

The table below shows the estimated effect on profit or loss and equity of a parallel shift of the interest rate curves up or down by one percent on loans without fixed interest rates. This analysis assumes that all other variables, in particular foreign currency rates, remain constant. The calculation considers the effect of financial instruments with variable interest rates. The analysis is performed on the same basis for 2026, 2025, and 2024. As of June 30, 2026, floating-rate bank borrowings within the disposal group totaled AUD$6,940,917. A 100 basis point increase or decrease in interest rates on these borrowings prior to completion would affect discontinued operations profit or loss by approximately AUD$69,409. Following the completed disposal on July 27, 2026, the Group was unconditionally released from all obligations under these facilities (refer to Note 4 and Note 31).

Impact on loss before income taxes
	June 30, 2026	June 30, 2025
Interest rates - increase/decrease by 1%	Nil*	+/-12,301

*	As of June 30, 2026, the Company had no variable-rate borrowings in continuing operations following the reclassification of legacy bank borrowings to liabilities held for sale (refer to Note 4).

Credit risk

Financial instruments that potentially expose the Company to concentrations of credit risk consist primarily of cash and cash equivalents and trade receivables and amounts due from related parties.

The Company’s cash and cash equivalents are generally held with large financial institutions. Although the Company’s deposits may exceed federally insured limits, the financial institutions that the Company uses have high investment-grade credit ratings and, as a result, the Company believes that, as of June 30, 2026, its risk relating to deposits exceeding federally insured limits was not significant.

The Company has no significant off-balance sheet risk such as foreign exchange contracts, options contracts, or other hedging arrangements.

The Company believes its credit policies are prudent and reflect normal industry terms and business risk. The Company generally does not require collateral from its customers and generally requires payment from zero to 90 days from the invoice date with typical terms of 30 days. As of June 30, 2026, one customer accounted for 100.0% of the Company’s accounts receivable balance. As of June 30, 2025, three customers accounted for 50.5% of the Company’s accounts receivable balance. The Company manages this customer concentration risk by enforcing contractually structured milestone delivery and formal client acceptance certifications prior to invoicing and deployment.

In addition, as of June 30, 2026, the Company held related party loan receivables totaling AUD$6,529,191 (refer to Note 25(c)). This balance represented an unsecured, interest-free loan receivable of AUD$6,529,191 (US$4,590,000) from Ms. Hailing Fan acquired in connection with RentBuddyUK. Credit risk on this receivable was comprehensively mitigated as the entire principal amount of AUD$6,529,191 was fully collected in USDT subsequent to the balance sheet date in accordance with its contractual terms (refer to Item 5 and Note 2(b)).

Foreign currency risk

The Company’s reporting currency is Australian Dollars (“AUD”) and the Company’s subsidiary in the United Kingdom conducts its business and maintains its books and records in British Pounds (“GBP”) as its functional currency. The Company’s subsidiaries in the Cayman Islands, the British Virgin Islands, and the United States, maintain United States Dollars (“USD”) as their functional currencies. As a result, the Group is exposed to foreign exchange risk as the overseas subsidiaries’ results of operations may be affected by fluctuations in exchange rates against the AUD. If foreign currencies depreciate against the AUD, the value of the subsidiaries’ revenues, earnings, and assets as expressed in the Group’s AUD consolidated financial statements will decline. The Company do not use currency derivative contracts to hedge against foreign currency movements. Because a significant portion of the Company’s continuing liquid assets, primarily comprising the USDT holdings (US$2,206,594) and the USDT-denominated loan receivable from Ms. Hailing Fan (US$4,590,000 / AUD$6,529,191), is denominated in U.S. dollars, material fluctuations in the exchange rate between the AUD and USD could have an impact on the Company’s reported net assets and results of operations. The receivable was fully collected in USDT after year-end. USD/AUD exchange-rate exposure remains while the proceeds are held in USDT. Notably, foreign exchange risk associated with the loan receivable was completely eliminated subsequent to year-end upon its full collection in USDT prior to the issuance of this report. Additionally, the Company’s USDT holdings are subject to stablecoin peg and digital asset market risks.

Liquidity risk

The Company limits its liquidity risk primarily from the funds generated from operations to settle supplier dues and provide the Company with sufficient funds to enable it to meet its financial obligations as they fall due.

The table below summaries the maturities of the Company’s undiscounted financial  liabilities, based on contractual payment dates.

	On demand	Less than 3 months	3 months to 1 year	Over 1 year	Total
	AUD$	AUD$	AUD$	AUD$	AUD$
June 30, 2026
Continuing operations
Trade and other payables	-	-	6,622,148	-	6,622,148
Total continuing operations	-	-	6,622,148	-	6,622,148
Liabilities classified as held for sale [1]
Lease liabilities	-	26,961	68,961	693,000	788,922
Secured borrowings	-	2,797,192	741,266	3,720,498	7,258,956
Trade and other payables	-	-	6,876,484	-	6,876,484
Amount due to related parties	-	-	6,538,008	245,345	6,783,353
Total liabilities held for sale	-	2,824,153	14,224,719	4,658,843	21,707,715
Total	-	2,824,153	20,846,867	4,658,843	28,329,863
June 30, 2025
Lease liabilities	-	22,277	66,832	790,235	879,344
Promissory notes	-	1,026,874	511,448	-	1,538,322
Convertible note	-	-	1,169,690	-	1,169,690
Secured borrowings	-	1,219,066	966,880	4,286,191	6,472,137
Income tax payable	-	-	-	-	-
Trade and other payables	-	4,083,460	5,755,168	2,906,002	12,744,630
Amount due to related parties	-	-	5,880,571	688,059	6,568,630
Total	-	6,351,677	14,350,589	8,670,487	29,372,753
June 30, 2024
Lease liabilities	-	31,962	95,885	1,107,924	1,235,771
Promissory notes	-	-	943,252	-	943,252
Convertible note	-	-	1,181,953	-	1,181,953
Secured borrowings	-	-	489,287	5,541,197	6,030,484
Income tax payable	-	128,927	184,036	-	312,963
Trade and other payables	-	5,171,490	1,533,687	3,161,341	9,866,518
Amount due to related parties	-	589,166	3,522,495	4,530,507	8,642,168
Total	-	5,921,545	7,950,595	14,340,969	28,213,109

[1]	Represents the contractual undiscounted payments for borrowings, lease liabilities, and related party loans of the Disposal Group classified as held for sale as of June 30, 2026 (refer to Note 4). These liabilities remained contractually outstanding as of June 30, 2026 and were subsequently assumed by the purchaser upon closing of the disposal on July 27, 2026.